                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



           Interest Period January 15, 1997 through February 17, 1997

           Collection Period January 1, 1997 through January 31, 1997




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:        Tom Lewis                 Attested:     Heather Smith

                  Tom Lewis                               Accounting Specialist
                  Vice President                          Bank One, Arizona,
                                                          N.A.
                  Bank One, Arizona, N.A.

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                              305,686,731.00
(B) Total Certificate Balance                                                                             305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                       96.00%
    (ii)  Original Class A Principal Balance                                                              293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                 6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                        4.00%
    (ii)  Original Class B Principal Balance                                                               12,227,731.00
    (iii) Class B Pass-Through Rate                                                                                 6.70%
(E) Servicing Fee Rate (per annum)                                                                                  1.00%
(F) Weighted Average Coupon (WAC)                                                                                  12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                       60.12   months
(H) Weighted Average Remaining Maturity (WAM)                                                                       45.97   months
(I) Number of Receivables                                                                                          31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                   1.50%
    (ii)  Reserve Fund Initial Deposit                                                                       4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                1.00%
          (c) Percent of Remaining Certificate Balance                                                              3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                      8.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                           216,276,544.94
(B) Total Certificate Balance                                                                          216,276,544.94
(C) Total Certificate Pool Factor                                                                           0.7075104
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                   207,625,298.01
    (ii) Class A Certificate Pool Factor                                                                    0.7075104
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                     8,651,246.93
    (ii) Class B Certificate Pool Factor                                                                    0.7075104
(F) Reserve Fund Balance                                                                                 7,028,987.71
(G) Cumulative Net Losses for All Prior Periods                                                          2,733,986.77
(H) Charge-off Rate for Second Preceding Period                                                                 1.56%
(I) Charge-off Rate for Preceding Period                                                                        1.37%
(J) Delinquency Percentage for Second Preceding Period                                                          0.45%
(K) Delinquency Percentage for Preceding Period                                                                 0.43%
(L) Weighted Average Coupon (WAC)                                                                             11.550%
(M) Weighted Average Remaining Maturity (WAM)                                                                   39.10   months
(N) Number of Receivables                                                                                      25,793

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                         10,053,086.07
    (ii)  Prepayments in Full                                                                                    0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                         0.00
    (iv) Other Refunds Related to Principal                                                                      0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                           2,430,482.41
    (ii)  Repurchased Loan Proceeds Related to Interest                                                          0.00
(C) Weighted Average Coupon (WAC)                                                                              11.53%
(D) Weighted Average Remaining Maturity (WAM)                                                                   38.37   months
(E) Remaining Number of Receivables                                                                            25,081

(F) Delinquent Receivables                                       Dollar Amount                               #  Units
                                                                 --------------                              --------
    (i)  30-59 Days Delinquent                                        3,450,075             1.60%                 395
    (ii)  60-89 Days Delinquent                                         843,752             0.39%                  95
    (iii) 90 Days or More Delinquent                                    243,231             0.11%                  33


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                          31,181.67
(B) Collection Account Investment Income                                                                         0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                            358,237.17
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                             249,307.60
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                        108,929.57
    (ii)  Liquidation Proceeds Related to Interest                                                               0.00
    (iii) Recoveries from Prior Month Charge Offs                                                           95,552.07

E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                    2,430,482.41
(B) Liquidation Proceeds Related to Interest                                                                              0.00
(C) Repurchased Loan Proceeds                                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                                          95,552.07
                                                                                                   ---------------------------
(E) Interest Collections                                                                                          2,526,034.48

Principal Collections:
(F) Principal Payments Received                                                                                  10,053,086.07
(G) Liquidation Proceeds Related to Principal                                                                       108,929.57
(H) Repurchased Loan Proceeds                                                                                             0.00
                                                                                                   ---------------------------
(I) Principal Collections                                                                                        10,162,015.64

(J) Total Collections                                                                                            12,688,050.12


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                                             180,230.45
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                   0.00
                                                                                                   ---------------------------
    (iii)  Total Servicing Fee                                                                                      180,230.45

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                                1,133,288.08
    (ii)  Class A prior period Interest Carryover Shortfall                                                               0.00
                                                                                                   ---------------------------
    (iii)  Class A Interest Distribution                                                                          1,133,288.08
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                   48,302.80
    (ii)  Class B prior period Interest Carryover Shortfall                                                               0.00
                                                                                                   ---------------------------
    (iii)  Class B Interest Distribution                                                                             48,302.80

(D) Total Certificate Interest Distribution                                                                       1,181,590.88
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                              1,361,821.33


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                                        10,162,015.64
(G) Realized Losses                                                                                                 249,307.60
                                                                                                   ---------------------------
(H) Total Monthly Principal                                                                                      10,411,323.24

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                               9,994,861.40
    (ii)  Class A prior period Principal Carryover Shortfall                                                              0.00
                                                                                                   ---------------------------
    (iii)  Class A Principal Distribution                                                                         9,994,861.40
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                 416,461.84
    (ii)  Class B prior period Principal Carryover Shortfall                                                              0.00
                                                                                                   ---------------------------
    (iii)  Class B Principal Distribution                                                                           416,461.84

(K) Total Principal Distribution                                                                                 10,411,323.24

(L) Total Interest and Principal Distribution Amounts                                                            11,773,144.57
       plus Servicing Fee

G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                            2,526,034.48
(B)  Class B Percentage of Principal Collections                                                                        406,489.33
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                           180,230.45
    (ii)  Servicing Fee paid                                                                                            180,230.45
                                                                                                                   ---------------
    (iii)  Unpaid Servicing Fee                                                                                               0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                   2,345,804.03
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                               1,133,288.08
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                            1,133,288.08
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                              1,212,515.94
    (iv)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                  0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                               0.00
    (viii) Class A Interest Carryover Shortfall                                                                               0.00
    (ix)  Class A Interest Distribution paid                                                                          1,133,288.08

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                  48,302.80
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution               48,302.80
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                              1,164,213.15
    (iv)  Class B Interest Distribution remaining to be paid                                                                  0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                                 0.00
    (vi)  Class B Interest Carryover Shortfall                                                                                0.00
    (vii)  Class B Interest Distribution paid                                                                            48,302.80

(G) Total Interest Paid                                                                                               1,181,590.88
(H) Total Interest and Servicing Fee Paid                                                                             1,361,821.33
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid       1,164,213.15

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                      10,162,015.64
(K) Excess Interest                                                                                                   1,164,213.15
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                              0.00
(M) Total Collections available to be distributed as principal                                                       11,326,228.79

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                              9,994,861.40
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                      9,994,861.40
    (iii) Total Collections available after Class A Principal Distribution paid                                       1,331,367.39
    (iv)  Class A Principal Distribution remaining to be paid                                                                 0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class A Principal Carryover Shortfall                                                                               0.00
    (vii)   Total Class A Principal Distribution paid                                                                 9,994,861.40

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                                416,461.84
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                        416,461.84
    (iii) Total Collections available after Class B Principal Distribution paid                                         914,905.55
    (iv)  Class B Principal Distribution remaining to be paid                                                                 0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class B Principal Carryover Shortfall                                                                               0.00
    (vii)   Total Class B Principal Distribution paid                                                                   416,461.84

(P)  Total Excess Cash to the Reserve Fund                                                                              914,905.55

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                              Beginning                     End
                                                              of Period                  of Period
                                                           -----------------           ----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                216,276,544.94              205,865,221.70
    (ii)   Aggregate Certificate Pool Factor                     0.7075104                   0.6734516
    (iii)   Class A Principal Balance                       207,625,298.01              197,630,436.61
    (iv)   Class A Pool Factor                                   0.7075104                   0.6734516
    (v)   Class B Principal Balance                           8,651,246.93                8,234,785.09
    (vi)   Class B Pool Factor                                   0.7075104                   0.6734516

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                             11.55%                      11.53%
    (ii)  Weighted Average Remaining Maturity (WAM)                  39.10 months                38.37 months
    (iii) Remaining Number of Receivables                           25,793                      25,081
    (iv)  Pool Balance                                      216,276,544.94              205,865,221.70


I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                     7,028,987.71
(B) Less: Draw to pay Class A Interest Distribution                                               0.00
(C) Reserve Account Balance after draw                                                    7,028,987.71
(D) Less: Draw to pay Class B Interest Distribution                                               0.00
(E) Reserve Account Balance after draw                                                    7,028,987.71
(F) Less: Draw to pay Class A Principal Distribution                                              0.00
(G) Reserve Account Balance after draw                                                    7,028,987.71
(H) Less: Draw to pay Class B Principal Distribution                                              0.00
(I) Reserve Account Balance after draw                                                    7,028,987.71
(J) Total excess Collections deposited in the Reserve Fund                                  914,905.55
                                                                                 ---------------------
(K) Reserve Fund Balance                                                                  7,943,893.26
(L) Specified Reserve Account Balance                                                     6,690,619.71
(M) Reserve Account Release to Seller                                                     1,253,273.55
                                                                                 ---------------------
(N) Ending Reserve Account Balance                                                        6,690,619.71
                                                                                 =====================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                             108,929.57
    (ii)   Liquidation Proceeds Related to Interest                                                                   0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                          95,552.07
(B) Realized Losses for Collection Period                                                                       249,307.60
(C) Charge-off Rate for Collection Period (annualized)                                                               0.87%
(D) Cumulative Net Losses for all Periods                                                                     3,154,511.41
    (i)   Adjustment for Charge Offs                                                                            171,217.04
(E) Delinquent Receivables
                                                               Dollar Amount                  #  Units
                                                               -------------                  --------
    (i)  30-59 Days Delinquent                                     3,450,075        1.60%          395
    (ii)  60-89 Days Delinquent                                      843,752        0.39%           95
    (iii) 90 Days or More Delinquent                                 243,231        0.11%           33

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                        1.56%
    (ii) Preceding Collection Period                                              1.37%
    (iii) Current Collection Period                                               0.87%
    (iv) Three Month Average (Avg(i,ii,iii))                                      1.27%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                        0.45%
    (ii) Preceding Collection Period                                              0.43%
    (iii) Current Collection Period                                               0.50%
    (iv) Three Month Average (Avg(i,ii,iii))                                      0.46%

(C) Loss and Delinquency Trigger Indicator                    Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                 Per $1,000 of
                                                                                                                Original Principal
(A)  Amount of distribution allocable to principal:                                           Dollars ($)           Balance
                                                                                            ---------------     ------------------
    (i)    Class A Certificates                                                                9,994,861.40          34.0588000
    (ii)   Class B Certificates                                                                  416,461.84          34.0588000

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                            Dollars ($)             Balance
                                                                                            ---------------    ------------------

    (i)    Class A Certificates                                                                1,133,288.08           3.8618277
    (ii)   Class B Certificates                                                                   48,302.80           3.9502664

(C)  Pool Balance as of the close of business on the last day of the Collection Period       205,865,221.70
                                                                                            ---------------

                                                                                                                  Per $1,000 of
                                                                                                                Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related
     Collection Period                                                                         Dollars ($)             Balance
                                                                                            ---------------     ------------------


    (i)  Total Servicing Fee                                                                     180,230.45
    (ii)    Class A Percentage of the Servicing Fee                                              173,021.08           0.5895920
    (ii)    Class B Percentage of the Servicing Fee                                                7,209.37           0.5895920

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
                                                                                              Dollars ($)             Balance
                                                                                            ---------------    ------------------

(E)   (i)  Class A Interest Carryover Shortfall                                                        0.00           0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                    0.00           0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                    0.00           0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                    0.00           0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                      0.00           0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                    0.00           0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                    0.00           0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                  0.00           0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
       allocated to principal                                                                                      Pool Factor
                                                                                                               ------------------
    (i)    Class A Pool Factor                                                                                        0.6734516
    (ii)   Class B Pool Factor                                                                                        0.6734516

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)             249,307.60
                                                                                            ---------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
       Collection Period                                                                       1,086,982.92

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
       giving effect to distributions made on such Distribution Date                           6,690,619.71
                                                                                            ---------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                      Principal Balance
                                                                                                               ------------------
    (i)    Class A Principal Balance                                                                             197,630,436.61
    (ii)   Class B Principal Balance                                                                               8,234,785.09

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
       distributed to the Class A Certificateholders on such Distribution Date                         0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
      by the Servicer with respect to the Related Collection Period ($)                                0.00
                                                                                            ---------------

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                        180,230.45
     (ii)  Servicing Fees retained by the Seller                                               180,230.45
                                                                                             ------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                           0.00
                                                                                                         ---------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                             1,133,288.08
      (ii)  for the Class A Principal Distribution                                           9,994,861.40
                                                                                             ------------
      (iii)  Total (i+ii)                                                                                  11,128,149.48
                                                                                                         ---------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                              48,302.80
      (ii)  for the Class B Principal Distribution                                           416,461.84
                                                                                             ----------
      (iii)  Total (i+ii)                                                                                   464,764.64
                                                                                                       ---------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the Reserve Fund                914,905.55
                                                                                                       ---------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of
            Interest Collections and the Class B Percentage of Principal Collections                              0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class B Interest Distribution                             0.00
                                                                                                       ---------------
     (iii)  Total                                                                                                            0.00
                                                                                                                           ------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of
            Interest Collections remaining after the distribution of the Class A Interest
            Distribution                                                                                          0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution, and the
           Class A Principal Distribution                                                                         0.00
                                                                                                       ---------------
     (iii)  Total                                                                                                            0.00
                                                                                                                           ------